UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

AEP INDUSTRIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO OUR STOCKHOLDERS

February 28, 2006

To our Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend our Annual Meeting of Stockholders on Tuesday, April 11, 2006. Our meeting will be held at our manufacturing facility in Pennsylvania at 20 Elmwood Avenue, Crestwood Industrial Park, Mountaintop, Pennsylvania 18707, at 10:00 AM, local time.

The business to be transacted at this year’s meeting is the election of two Class B Directors.

We hope you will be able to attend the meeting. We look forward to seeing you, giving you a tour of our manufacturing facility and answering your questions. Directions to our Mountaintop manufacturing facility are included on page 35 of this Proxy Statement.

Since your vote is very important, whether or not you plan to attend the meeting, we urge you to carefully review our Proxy Statement and promptly complete, sign and return the enclosed proxy card in the postage paid envelope provided for mailing in the United States.

Thank you for your continuing support.

Sincerely,

J. Brendan Barba

Chairman of the Board

President and Chief Executive Officer

Corporate Headquarters

125 Phillips Avenue

South Hackensack, NJ  07606

1-201-641-6600

AEP INDUSTRIES INC.

NOTICE OF

ANNUAL MEETING

OF

STOCKHOLDERS

TIME:	10:00 AM, Eastern Time

DATE:	Tuesday, April 11, 2006

PLACE:	AEP Industries Inc.
20 Elmwood Avenue
Crestwood Industrial Park
Mountaintop, PA 18707

ITEMS OF BUSINESS:	1)	To elect two Class B Directors; and

	2)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

WHO MAY VOTE:	You can vote if you were a stockholder of record on February 14, 2006.

ANNUAL REPORT:	A copy of our 2005 Annual Report is enclosed.

DATE OF MAILING:	This Notice of Annual Meeting of Stockholders and Proxy Statement are first being mailed to stockholders on or about February 28, 2006.

By Order of the Board of Directors,

Lawrence R. Noll
Vice President, Controller and Secretary

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
BOARD OF DIRECTORS INFORMATION	3
ELECTION OF CLASS B DIRECTORS AND NOMINEE BIOGRAPHIES	7
STANDING DIRECTORS’ BIOGRAPHIES	8
OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS	10
EXECUTIVE COMPENSATION	12
Summary Compensation Table	12
Options Granted in the Last Fiscal Year	13
Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year End Option Values	13
Equity Compensation Plan Information	13
COMPENSATION COMMITTEE REPORT	14
Compensation Committee Interlocks and Insider Participation	14
AUDIT COMMITTEE REPORT	17
STOCK OPTION COMMITTEE REPORT	19
STOCK PERFORMANCE GRAPH	20
STOCK OWNERSHIP	21
EMPLOYEE BENEFIT PLANS	22
401(k) Savings and Employee Stock Ownership Plan	22
1995 Stock Purchase Plan	22
2005 Stock Purchase Plan	23
1995 Stock Option Plan	23
2005 Stock Option Plan	24
GENERAL	25
Compliance with Section 16(a) Beneficial Ownership Reporting Requirements	25
Other Matters	25
Availability of Form 10-K and Annual Report to Stockholders	25
Stockholder Proposals	25
Solicitation by Board; Expenses of Solicitation	25
AUDIT COMMITTEE CHARTER	26
COMPENSATION COMMITTEE CHARTER	32
NOMINATING COMMITTEE CHARTER	34
DRIVING DIRECTIONS TO MOUNTAINTOP, PA	35

AEP INDUSTRIES INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
APRIL 11, 2006

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of AEP Industries Inc. is soliciting your vote at our 2006 Annual Meeting of Stockholders.

Who is entitled to vote?

You may vote if you owned shares of AEP common stock at the close of business on February 14, 2006. Each share is entitled to one vote. As of February 14, 2006, we had 8,582,168 shares of common stock outstanding.

What am I voting on?

You will be voting on the election of two Class B Directors.

Will any other matters be voted on?

We are not aware of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to your proxies, Paul E. Gelbard and Lawrence R. Noll, to vote on such matter in their discretion.

Who will count the votes?

American Stock Transfer & Trust Company will tabulate the voting results.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends a vote FOR each of the director nominees.

How do I vote?

You may vote by completing, signing and returning the enclosed proxy card. You may also vote in person at the Annual Meeting if the shares are registered in your name or if you obtain a proxy from a broker who is holding your shares. Even if you plan to be present at the meeting, we encourage you to vote your shares by proxy.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the meeting. You may attend the meeting, revoke your proxy and vote again at the meeting. To change your vote prior to the meeting, if you are the record holder, you may vote again by signing another proxy with a later date and returning it to us; if you are the beneficial owner, you may vote again by signing another proxy with a later date and returning it to the record holder.

What if I return my proxy card but do not provide voting instructions?

Proxy cards that are signed and returned but do not contain voting instructions will be voted FOR the election of the nominees for Class B Directors.

ABOUT THE ANNUAL MEETING (Continued)

Will my shares be voted if I do not provide my proxy?

Under certain circumstances, your shares may be voted if they are held in the name of a brokerage firm. Under the rules of the New York Stock Exchange, brokerage firms have the authority to vote customers’ shares for which no proxy is received on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ “unvoted” shares, these shares are counted for purposes of establishing a quorum and are tallied with the other voted shares.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY  10038
Telephone:  800-937-5449

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

You are a stockholder of record if your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, a majority of our outstanding shares as of February 14, 2006, must be present at the meeting. This is known as a quorum. Your shares are counted as present at the meeting if you or your broker properly return a proxy by mail or if you hold shares in your name and attend the meeting in person.

How many votes are needed to elect directors?

The two nominees receiving the highest number of “yes” votes at the meeting will be elected as Class B Directors. This number is called a plurality.

Where can I find the voting results of the meeting?

We will announce the voting results at the meeting and will publish the final results in our quarterly report on SEC Form 10-Q for the second quarter of fiscal 2006.

Can I attend the Annual Meeting?

Our meeting is open to all direct and indirect holders of our common stock as of the record date, February 14, 2006.

May I ask questions at the meeting?

Yes. Company representatives will answer questions from our stockholders at the end of the meeting.

BOARD OF DIRECTORS INFORMATION

What is the makeup of the Board of Directors and how often are members elected?

Our Board of Directors has eight members. Our directors are divided into three classes, with each class serving for a three-year period. Each year our stockholders elect approximately one-third of the members of the Board of Directors.

As a condition of our acquisition of the global packaging business of Borden, Inc. (“Borden”) we entered into a Governance Agreement with Borden, dated June 20, 1996. This Agreement gave Borden the right to designate four persons to serve on our Board, subject to reduction if Borden’s stockholdings were reduced below 25% of our outstanding common stock. As long as Borden’s stockholdings were at least 10%, Borden also had the right to participate with management in the selection of one independent director. On February 4, 2005, substantially all of our common stock held by Borden was conveyed to a group of purchasers affiliated with Third Point LLC (“Third Point”) in a private sale. Borden retained 150 shares of our common stock, representing less than 1% of our outstanding shares. As a result, the Governance Agreement has no current effect on the makeup of our Board and its Committees. Concurrent with the above transaction, the persons designated by Borden resigned from our Board of Directors.

Frank P. Gallagher and Lawrence R. Noll were appointed to our Board of Directors on February 24, 2005, to fill two of the vacancies created by the resignation of the Borden designees, and the size of our Board was reduced to eight members.

In connection with their acquisition of the shares formerly owned by Borden, the Third Point-affiliated purchasers entered into an agreement with us and J. Brendan Barba, our President, Chairman and Chief Executive Officer. Among other things, this agreement requires us and Mr. Barba to take all actions under our and his control to cause, depending on the percentage of our stock owned by Third Point, up to two persons designated by Third Point to be appointed and elected to our Board of Directors following delivery of a notice to us and Mr. Barba exercising such right to designate. As of the date of this Proxy Statement, Third Point has not delivered such a notice.

How are nominees selected?

The Nominating Committee of the Board was reconstituted on January 27, 2004. It consists solely of independent Board members. The Nominating Committee reviewed the qualifications of the directors standing for re-election at the 2006 Annual Meeting of Stockholders, who are Paul M. Feeney and Frank P. Gallagher. The Nominating Committee found these candidates, both of whom currently serve on our Board of Directors, to be eminently qualified and submitted this slate to our Board of Directors, which in turn has designated them as candidates recommended for election at our forthcoming Annual Meeting.

The Nominating Committee has made no specific or formal provisions for identifying or evaluating nominees or considering nominees proposed by persons other than management or Third Point. The Board of Directors has made no determination as to whether such a policy should be adopted. The Nominating Committee will consider candidates recommended by stockholders. Any stockholder wishing to nominate a candidate to stand for election should send the nominee’s name and qualifications to the Nominating Committee in accordance with the instructions set forth on page 25 of this Proxy Statement under the heading “Stockholders Proposals.”

What if a nominee is unwilling or unable to serve?

While this is not expected to occur, if it does, proxies will be voted for a substitute person approved by our Nominating Committee and nominated by our Board of Directors.

BOARD OF DIRECTORS INFORMATION (Continued)

How often did the Board meet in fiscal 2005?

The Board of Directors met nine times during fiscal 2005. Each current director attended more than 75% of the aggregate of the meetings of the Board and of the committees of which he was a member in fiscal 2005.

How are directors compensated?

In fiscal 2005, independent directors received an annual retainer of $20,000, except those directors who are members of our Audit Committee received an annual retainer of $28,000. Effective November 1, 2005, these annual retainers were increased to $30,000 and $38,000, respectively. The attendance fee for each Board meeting is $1,500. For most committee meetings, an attendance fee of $1,000 is paid. Each director has the option to defer payment of the director’s annual retainer and attendance fees. Interest accrues on deferred fees at the rate of 8% per annum until paid. In addition, each director who is not an employee of our company receives an automatic annual non-qualified stock option grant of 1,000 shares of our common stock.

Are the members of the Board of Directors independent?

The Board of Directors believes that a substantial majority of its members should be independent non-employee directors. With the exception of Messrs. Barba, Feeney and Noll, who are officers of our company, the remaining five members of our Board of Directors currently consists of independent non-employee directors.

The Board has reviewed all material transactions and relationships between each director or any member of his immediate family and the company, its senior management and its independent registered public accounting firm. Based on this review and in accordance with the independence requirements of the Sarbanes-Oxley Act and the listing standards of The Nasdaq National Market (“Nasdaq”), the Board has affirmatively determined that all of the non-employee directors are independent under such applicable independence standards.

All members of our company’s Audit, Compensation and Nominating Committees are required to be independent in accordance with Nasdaq standards. In addition, the members of our Audit Committee are subject to stricter SEC and Nasdaq independence standards. Members of our Stock Option Committee are “outside directors” and meet the requirements of Internal Revenue Code Section 126(m) and are “non-employee directors” as defined in SEC Rule 16b-3. Based on information submitted by the respective Committee members, the Board has determined that all Committee members meet the applicable standards and requirements.

Do the independent members of the Board of Directors meet separately?

Executive sessions of the independent members of our Board of Directors are held after each regularly scheduled meeting of the Board of Directors.

Do we require directors to attend the Stockholders Meeting?

We do not have a policy regarding director attendance at our Annual Meetings of Stockholders. Messrs. Avia, Barba, Davis, Feeney, Gallagher, Gelbard, and Noll attended our 2005 Annual Meeting of Stockholders. Mr. Stewart was unable to attend.

BOARD OF DIRECTORS INFORMATION (Continued)

Can stockholders communicate with members of the Board of Directors?

We have no formal procedure for stockholder communications with directors. By resolution, our Board of Directors has provided that any stockholder wishing to communicate with a particular director, with all or certain of the independent directors or with the entire Board of Directors should direct the communication to our corporate secretary. If a stockholder does not wish to have our corporate secretary screen the communication, the stockholder can so indicate and request that the material sent by the stockholder be delivered unopened to the person or persons to whom it is addressed.

What are the committees of the Board?

During fiscal 2005 our Board of Directors had the following committees:

Committee and Membership		Functions of the Committee	Number of Meetings in Fiscal 2005
Audit	•	Oversees and has direct responsibility for the appointment,	6
Kenneth Avia		compensation, retention and oversight of the work of the
Richard E. Davis(fe)		independent registered public accounting firm
Lee C. Stewart(c)(fe)	•	Receives and accepts the reports of the independent registered public accounting firm
	•	Reviews with management the consolidated financial statements included in our Forms 10-Q and 10-K and other financial information provided to any governmental body or to the public
	•	Reviews internal systems of accounting and management control and reporting
	•	Reviews significant risks and exposures and assesses management steps to minimize such risks
	•	Makes recommendation regarding the selection of the independent registered public accounting firm
	•	Reviews the qualifications, performance, and independence of the independent registered public accounting firm and reviews and pre-approves their services and fees
	•	Provides an open avenue of communication between the independent registered public accounting firm and the Board of Directors
Compensation	•	Reviews and approves compensation for senior	3
Kenneth Avia		management, directors and certain other employees
Paul E. Gelbard	•	Reviews and approves employee bonus plans
Frank P. Gallagher
Lee C. Stewart(c)
Nominating	•	Reviews the qualifications of candidates for election to the	2
Richard E. Davis(c)		Board of Directors
Paul E. Gelbard	•	Presents the slate of candidates to the Board of Directors
Stock Option	•	Makes grants of stock option awards pursuant to our 2005	2
Kenneth Avia(c)		Stock Option Plan
Frank P. Gallagher	•	Prior to its expiration on December 31, 2004, made grants of
Paul E. Gelbard		stock option awards pursuant to our 1995 Stock Option Plan
	•	Administers our 1995 and 2005 Stock Option Plans
	•	Administers our 2005 Employee Stock Purchase Plan which became effective July 1, 2005 and administered our 1995 Employee Stock
Purchase plan until its expiration on June 30, 2005

(c)                 Chairperson of the Committee

(fe)              Financial Expert

BOARD OF DIRECTORS INFORMATION (Continued)

Do the Committees of the Board of Directors have charters?

On January 27, 2004, our Board of Directors adopted an amended and restated Charter of our Audit Committee and Charters of our Compensation and Nominating Committees. Copies of the Charters were included in the Proxy Statement for our 2004 Annual Meeting of Stockholders.

These Charters were amended and restated by the respective committees and were adopted by our Board of Directors in January 2006. Copies of these Charters are included with this Proxy.

The activities of the Stock Option Committee are governed by the 2005 Stock Option Plan and the prior stock option plans to the extent that options are outstanding under the prior plans and the 2005 Employee Stock Purchase Plan which became effective July 1, 2005 and by the 1995 Employee Stock Purchase Plan until its expiration on June 30, 2005.

ELECTION OF CLASS B DIRECTORS AND NOMINEE BIOGRAPHIES

Who are this year’s nominees?

Paul M. Feeney and Frank P. Gallagher are each nominated for election as a Class B Director. Mr. Gallagher has been determined to be “independent” under the rules of Nasdaq. If elected, each nominee will hold office until the 2009 Annual Meeting of Stockholders and until his successor is elected and qualified.

What are the backgrounds of this year’s nominees?

Paul M. Feeney, 63

Director since 1988

•       Executive Vice President, Finance and Chief Financial Officer of our company since 1988

•       Vice President and Treasurer of Witco Corporation (a chemical products corporation) from 1980 to 1988

Frank P. Gallagher, 62

Director since 2005

•       Retired since 2003

•       Chairman of the Board of Coach USA (a transportation company) from 1999 to 2003; Director from 1996

•       Chief Executive Officer of Coach USA from 2000 to 2001

•       Director of Stagecoach Holding PLC (a transportation company from Perth, Scotland) from 2000 to 2001

•       Executive Vice President and Chief Operating Officer of Coach USA from 1998 to 1999

•       President of Community Coach (a transportation company) from 1985 to 1998

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR
THE ELECTION OF THESE TWO NOMINEES

STANDING DIRECTORS’ BIOGRAPHIES

What are the backgrounds of the Directors not standing for election this year?

The incumbent Class C Directors, whose terms expire in 2007, are set forth below. With the exception of Mr. Barba, all are determined to be “independent” under the rules of Nasdaq.

J. Brendan Barba, 65

Director since 1970

•       President and Chief Executive Officer of our company since 1970

•       Chairman of the Board since 1985

Richard E. Davis, 63

Director since 2004

•       Vice President - Finance and Chief Financial Officer of Glatt Air Techniques, Inc. (supplier of solids processing technology to pharmaceutical and manufacturing organizations) since 1988

•       Vice President, Finance and Chief Financial Officer of The GMI Group (conglomerate with computer graphics, advertising, audio/visual presentations, music and book publishing operations) from 1985 to 1988

Lee C. Stewart, 57

Director since 1996

•       Financial consultant since March 2001

•       Executive Vice President and Chief Financial Officer of Foamex International, Inc. (manufacturer of polyurethane products) from March to May 2001

•       Vice President of Union Carbide Corporation (manufacturer of petrochemicals) from 1996 to 2001

•       Investment banker with Bear Stearns & Co., Inc. for more than ten years prior to 1996

•       Member of the Advisory Board of Daniel Stewart & Co. (London-based investment and private equity firm)

•       Member of the Board of Directors of:

•        P.H. Glatfelter Company (global manufacturer of specialty papers and engineering products)

•        Marsulex, Inc. (a Toronto Stock Exchange company, providing outsourced environmental compliance services)

•        International Transmission Company Holding Corp. (electrical transmission company)

STANDING DIRECTORS’ BIOGRAPHIES (Continued)

The incumbent Class A Directors, whose terms expire in 2008, are set forth below. With the exception of Mr. Noll, all are determined to be “independent” under the rules of Nasdaq.

Kenneth Avia, 63

Director since 1980

•       Managing Principal of Avia Consulting Group LLC since 2002

•       Executive Vice President of First Data Merchant Services (global payment services firm) from 1993 to 2002

•       Divisional Vice President of Automatic Data Processing, Inc. (global independent computing services firm) from 1984 to 1993

Paul E. Gelbard, 75

Director since 1991

•       Of Counsel, Warshaw Burstein Cohen Schlesinger & Kuh, LLP (attorneys) since 2000

•       Of Counsel, Bachner Tally & Polevoy LLP (attorneys) from 1997 to 1999

•       Partner, Bachner Tally Polevoy & Misher LLP (attorneys) from 1974 to 1996

Lawrence R. Noll, 57

Director since 2005

•       Vice President, Controller and Secretary of our company since 2005

•       Vice President and Controller of our company from 1996 to 2005

•       Secretary of our company from 1993 to 1998

•       Vice President, Finance of our company from 1993 to 1996

•       Director of our company from 1993 to 2004

•       Controller of our company from 1980 to 1993

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS

Who are the officers of the company?

We have six executive officers and two other officers who are Section 16(b) reporting persons. Information on each is set forth below.

J. Brendan Barba, 65, our company’s founder, has been our President and Chief Executive Officer since 1970. In 1985, he was elected Chairman of the Board.

Paul M. Feeney, 63, has been our Executive Vice President, Finance and Chief Financial Officer and a director since 1988, when he joined our company in these capacities.

David J. Cron, 51, has been our Executive Vice President, Manufacturing since 1997. Previously (since 1995), he served as Vice President, Manufacturing. Prior thereto (from 1976-1995), he held other positions with our company.

John J. Powers, 41, has been our Executive Vice President, Sales and Marketing since 1996. Previously (since 1993), he was Vice President, Custom Films Division. Prior thereto (from 1989-1993), he held various sales positions with our company.

Edgar Reich, 63, has been our Executive Vice President, International Operations since 1999.  Previously (since November 1998), he was our Vice President, International Operations. Prior thereto (since July 1998), he was employed as Director of European Operations.

Paul C. Vegliante, 40, has been our Executive Vice President, Operations since 1999. Previously (since 1997), he served as our Vice President, Operations. Prior thereto (from 1994-1997), he held various positions with our company.

Lawrence R. Noll, 57, has been our Vice President and Controller since 1996, a director since February, 2005 and our corporate secretary since April 2005. Previously (from 1993-1996), he served as Vice President, Finance and from 1993-1998 was our company’s corporate secretary. From 1993-2004, he also served as a director of our company.  Prior thereto (from 1980-1993), he was employed as Controller of our company.

James B. Rafferty, 53, has been our Vice President and Treasurer since November 1996. Previously (July to October 1996), he was employed as our Assistant Treasurer.

How are the officers elected?

Our officers, including executive officers, are elected by our Board of Directors at its Annual Meeting held in April of each year.

For what term is each officer elected?

The term of office for each elected officer is until the next Annual Meeting of the Board of Directors and until his successor is elected and qualified.

Do any family relationships exist between the directors and officers?

Our Executive Vice President, Sales and Marketing, John J. Powers, and our Executive Vice President, Operations, Paul C. Vegliante, are the sons-in-law of our Chairman, President and Chief Executive Officer, J. Brendan Barba. Mr. Barba and David J. Cron, our Executive Vice President, Manufacturing, and his brother, Robert W. Cron, our Executive Vice President, National Accounts, are cousins. No other family relationships exist between any of our directors and executive officers.

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS (Continued)

How will these family relationships affect the voting at the meeting?

On February 14, 2006, Mr. Barba and members of his immediate family, combined, owned or controlled the right to vote 1,432,124 shares of our common stock, representing 16.7% of our outstanding shares. We believe Mr. Barba and members of his immediate family will vote their shares of our common stock in favor of the nominees for election to our Board and each of the proposals presented at the meeting.

Who are the stockholders of record of the shares of company common stock previously owned by Borden?

These are held by several private equity funds and an individual affiliated with Third Point LLC.

What effect will this have on the voting for directors?

We believe that the shares held by the equity funds and individual affiliated with Third Point LLC, constituting approximately 23.3% of our outstanding common stock, will be voted for the nominees.

Are there any other relationships?

Paul E. Gelbard, a director of our company, is Of Counsel to Warshaw Burstein Cohen Schlesinger & Kuh, LLP, our company’s outside legal counsel. In fiscal year 2005, we paid $347,091 to this firm.

We use a company in which the son-in-law of Paul M. Feeney, our Executive Vice President, Finance and CFO and a director, is a principal for the publication of our annual report to stockholders and for certain advertising material. After competitive bids were solicited by an independent business consultant at the direction of our Audit Committee, in June 2004, our Audit Committee approved and authorized our continued use of this company and further confirmed that no conflict exists under our Code of Conduct. In fiscal year 2005, we paid $78,262 to this vendor.

How does the company address its policies and practices from a corporate governance perspective?

Our Board of Directors, as well as management, is committed to responsible corporate governance to ensure that our company is managed for the long-term benefit of its stockholders. To that end, during the past year, as in prior years, the Board and management have periodically reviewed and updated, as appropriate, the company’s corporate governance policies and practices, and, where required, made changes to such policies and practices as are mandated by the Sarbanes-Oxley Act, SEC rules and regulations and the listing standards of Nasdaq.

Does the company have a code of conduct for its CEO, senior financial officers and other officers?

On June 10, 2004, our Board of Directors adopted a revised Code of Conduct that applies to our officers, including our principal executive officer, principal financial officer and principal accounting officer.

A copy of the Code of Conduct is posted on our company’s website at http://www.aepinc.com.

We will post on our website any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of either the SEC or the Nasdaq. You can also obtain a printed copy of the Code of Conduct, without charge, by contacting us at the following address:

Corporate Secretary
AEP Industries Inc.
125 Phillips Avenue
South Hackensack, NJ  07606

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers in fiscal years 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (1)	Other Annual Compensation ($) (2)	Securities and Underlying Options (#) (3)	All Other Compensation ($) (4)
J. Brendan Barba	2005	$698,000	$929,738	$25,000	-0-	$10,500
Chairman of the Board,	2004	$599,046	$531,720	-0-	50,000	$10,250
President and Chief Executive	2003	$587,300	-0-	-0-	-0-	$10,000
Officer
Paul M. Feeney	2005	$334,000	$361,472	$15,000	-0-	$10,500
Executive Vice President,	2004	$287,742	$237,160	-0-	25,000	$10,250
Finance and Chief Financial	2003	$282,100	$15,000	-0-	-0-	$10,000
Officer
John J. Powers	2005	$262,545	$97,184	$10,000	-0-	$10,500
Executive Vice President, Sales	2004	$254,898	$101,458	-0-	14,625	$9,225
and Marketing	2003	$249,900	$15,000	-0-	-0-	$10,000
David J. Cron	2005	$252,350	$93,410	$10,000	-0-	$10,500
Executive Vice President,	2004	$245,000	$97,518	-0-	10,010	$10,250
Manufacturing	2003	$224,326	$15,000	-0-	-0-	$10,000
Paul C. Vegliante	2005	$236,595	$87,578	$10,000	-0-	$9,450
Executive Vice President,	2004	$229,704	$91,430	-0-	9,035	$9,020
Operations	2003	$225,200	$15,000	-0-	-0-	$9,820

(1)                 See “Compensation Committee Report.”

(2)                 Excludes medical, group life insurance and other benefits received by the officers that are available generally to all salaried employees and excludes various perquisites and other personal benefits unless the aggregate amount exceeds the lesser of either $50,000 or 10% of the total annual salary and bonus.

(3)                 Stock option grants were determined by our Stock Option Committee.

(4)                 “All Other Compensation” is our contribution to the executive officer’s account in our 401(k) Savings Plan and Employee Stock Ownership Plan. The allocation is based upon the Plan’s distribution formula.

EXECUTIVE COMPENSATION (Continued)

OPTIONS GRANTED IN LAST FISCAL YEAR

In fiscal year 2005, no options were granted to our CEO, CFO or the three other executive officers named in our Compensation Table. No stock appreciation rights, restricted stock or performance shares have been granted.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

			Number of Underlying		Value of Unexercised
	Shares Acquired	Value	Unexercised Options at		In-the-Money Options
Name	on Exercise #	Realized $	Fiscal Year End		at Fiscal Year End
			#	#	$	$
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Brendan Barba	-0-	-0-	40,000	60,000	$110,000	$440,000
Paul M. Feeney	-0-	-0-	65,000	30,000	$55,000	$220,000
John J. Powers	-0-	-0-	2,925	11,700	$32,175	$128,700
David J. Cron	-0-	-0-	2,002	8,008	$22,022	$88,088
Paul C. Vegliante	-0-	-0-	1,807	7,228	$19,877	$79,508

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of the end of fiscal year 2005 for all compensation plans previously approved by our stockholders. We have no compensation plans in effect that have not been approved by our stockholders.

Number of Securities
Remaining Available for
	Number of Securities to		Future Issuance Under Equity
	be Issued Upon Exercise	Weighted Average Exercise	Compensation Plans
	of Outstanding Options,	Price of Outstanding	(Excluding Securities
Plan Category	Warrants and Rights	Options, Warrants and Rights	Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	483,835	$17.30	991,000
Equity compensation plans not approved by stockholders	-0-	-0-	-0-
Total	483,835	$17.30	991,000

(1)                The equity compensation plans approved by our stockholders are the AEP Industries Inc. 1995 Stock Option Plan and the AEP Industries Inc. 2005 Stock Option Plan.

Filings made by companies with the Securities and Exchange Commission sometimes “incorporate information by reference.”  This means that the company is referring you to information that has previously been filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, the Stock Option Committee Report, the Audit Committee Report and the Performance Graph in this Proxy Statement are not incorporated by reference into any other filings by our company with the SEC.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors furnishes the following report on executive compensation:

Compensation Committee Interlocks and Insider Participation

All of the members of the Compensation Committee are independent non-employee directors and no member of the Compensation Committee has a relationship that would constitute an interlocking relationship with our company’s executive officers or other directors.

What are the components of executive compensation?

The compensation program for our executives consists of two key elements:

•       annual base salary

•       performance based annual bonus.

Does the company have employment contracts with any of its officers?

In May 2005, we entered into employment agreements with seven of our key executives, which were effective as of November 1, 2004.

What are the terms and conditions of the employment agreements?

The initial term of each agreement is three years after which, each agreement will be extended for successive one year periods. The initial salaries for fiscal 2005 are listed in the Summary Compensation Table.

Commencing November 1, 2005, and annually thereafter, increases to the base salary of each key executive are predicated upon the percentage increase in the Consumer Price Index for all Urban Consumers for the New York-Northeastern New Jersey Metropolitan area as published by the Bureau of Labor & Statistics for the 12-month period ended on the September 30th immediately prior to the agreements’ anniversary date. Our Board of Directors may grant additional amounts at its discretion.

Bonuses are determined in accordance with our Management Incentive Plan, described below.

In addition to the benefits generally available to our employees, each key executive receives an annual perquisite disbursement, less applicable tax withholding, to encompass expenses not covered by our business expense reimbursement policy. The Compensation Committee annually reviews the perquisite disbursement.

COMPENSATION COMMITTEE REPORT (Continued)

What are the base salaries, bonuses and perquisites for the 2005 and 2006 fiscal years for each of the officers named in the Compensation Table?

The table below sets forth the fiscal year 2005 annual base salary, bonus and perquisite of each of the officers named in the Compensation Table. It also sets forth the annual base salary and perquisite for the 2006 fiscal year. Any bonus appropriate to the 2006 fiscal year will be determined by the performance goals set by our Management Incentive Plan (described below).

	Fiscal Year 2005			Fiscal Year 2006
Name and Title	Base Salary	Bonus	Perquisite	Base Salary	Perquisite
J. Brendan Barba,	$698,000	$929,738	$25,000	$756,000	$25,000
Chairman of the Board,
President and Chief Executive
Officer
Paul M. Feeney,	$334,000	$361,472	$15,000	$363,000	$15,000
Executive Vice President,
Finance and Chief Financial
Officer
John J. Powers,	$262,545	$97,184	$10,000	$274,544	$10,000
Executive Vice President, Sales
and Marketing
David J. Cron,	$252,350	$93,410	$10,000	$264,300	$10,000
Executive Vice President,
Manufacturing
Paul C. Vegliante,	$236,595	$87,578	$10,000	$248,595	$10,000
Executive Vice President,
Operations

How are executive bonuses determined?

To determine bonuses for executives and other employees in 1996, and annually thereafter, the Compensation Committee adopted a Management Incentive Plan (MIP) which was approved by the Board of Directors. Performance targets under the MIP are established annually by the Compensation Committee based on recommendations by management and are approved annually by the Board of Directors. The Committee may also grant discretionary bonuses, subject to approval by the Board as to executive officers.

The Compensation Committee established and the Board approved certain performance criteria for fiscal 2005. The performance criteria established for fiscal 2005 under the MIP was exceeded and bonuses to all MIP participants, including Messrs. Barba and Feeney, were disbursed in accordance with the terms and conditions of the MIP.

Since performance projections are not publicly disclosed, the Compensation Committee believes disclosure of actual targets under the MIP could adversely affect the company and could place it at a competitive disadvantage with respect to hiring and retaining key employees. Disclosure could potentially expose us to claims by third parties based on the projections, especially since these projections are not intended as a predictor of future performance.

COMPENSATION COMMITTEE REPORT (Continued)

What resources does the Compensation Committee have access to?

The Compensation Committee uses national compensation surveys and public compensation information for executives in manufacturing companies, like-sized, larger and smaller than us, including direct competitors.

What is the philosophy of the Compensation Committee?

The Compensation Committee feels that its “pay for performance” philosophy rewards executives for long-term strategic management and enhancement of stockholder value. The Committee believes that none of our executive officers is overcompensated.

Submitted by the Compensation Committee:

Lee C. Stewart, Chairman
Kenneth Avia
Frank P. Gallagher
Paul E. Gelbard

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors furnishes the following report on certain of its activities.

What were Audit Committee activities in connection with the audit?

The Audit Committee has:

•       Reviewed and discussed with management and the company’s independent registered public accounting firm the quarterly reports on Form 10-Q for the quarters ended January 31, April 30 and July 31, 2005.

•       Reviewed and discussed with management and the company’s independent registered public accounting firm the fiscal year 2005 audited consolidated financial statements, including the quality and adequacy of internal controls, the audit plan, the audit scope and identification of audit risks.

•       Discussed with management its report on its evaluation of internal controls over financial reporting.

•       Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 and its evaluation of internal controls over financial reporting.

•       Received the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board Standard No.1.

•       Discussed with the independent registered public accounting firm their independence with respect to the company, including any relationships which may impact their objectivity and independence, and considered whether the provision of specified non-audit services is compatible with the auditors’ independence under current guidelines.

•       Based on the above items, recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended October 31, 2005, be included in the company’s annual report on Form 10- K for such year for filing with the Securities and Exchange Commission.

Does the Audit Committee have a Charter?

The Audit Committee adopted an amended and restated Charter in January 2006, which was approved by our Board of Directors in January 2006.

Are the members of the Audit Committee independent?

The members of the Audit Committee, whose report is set forth above, meet the special audit committee independence requirements as defined in the applicable rules of the Nasdaq.

AUDIT COMMITTEE REPORT (Continued)

What fees were paid to the independent registered public account firm  for audit and non-audit activities?

During fiscal year 2005 and 2004, the company retained KPMG LLP (“KPMG”) as its principal independent registered public accounting firm. In the 2004 fiscal year, the company retained an auditor in France, PricewaterhouseCoopers (“PWC”). Services and amounts provided by category by each audit firm are listed below. All fees for audit, audit related and non-audit services provided to the company were pre-approved by the Audit Committee before services were rendered.

	Fiscal 2005	Fiscal 2004
	KPMG	KPMG	PWC
Audit Fees(1)	$1,870,246	$1,014,429	$67,395
Audit-Related(2)	38,038	31,200	—
Total Audit and Audit-Related Fees	$1,908,284	$1,045,629	$67,395
Tax Fees (3)	202,784	529,691	—
Total Fees	$2,111,068	$1,575,320	$67,395

(1)                Audit fees in fiscal 2005 consisted of fees related to the annual audit of the company’s financial statements, audit of internal controls over financial reporting and review of the offering memorandum and related Securities and Exchange Commission filings in connection with the company’s new 7.875% Senior Notes. In fiscal 2004, audit fees principally related to the annual audit of the company’s financial statements.

(2)                Audit-related fees consisted principally of fees for audits of the financial statements of certain employee benefit plans.

(3)                Tax fees consisted of fees for tax consultation and tax compliance services.

Did the Audit Committee consider the independence of the independent registered public accounting firm?

The Audit Committee considered the independence of our independent registered public accounting firm. Among the items considered were the amounts paid to the firm for non-audit services and whether the amounts or the services rendered might impair the firm’s independence.

Does the company have a policy regarding retention of its independent registered public accounting firm?

On June 10, 2004, the Audit Committee adopted a policy requiring that the Audit Committee pre-approve all services of the independent registered public accounting firm.

Submitted by the Audit Committee:
    Lee C. Stewart, Chairman
    Kenneth Avia
    Richard E. Davis

STOCK OPTION COMMITTEE REPORT

The Stock Option Committee furnishes the following report as to stock option grants.

How are stock option grants determined?

The Stock Option Committee believes it is important for executives and other employees to have ownership incentives in the company and believes this philosophy attracts, retains and motivates executives and key employees who are critical to the long-term success of the company.

From time to time, the Board of Directors and/or management may recommend to the Stock Option Committee the granting of stock options. The Stock Option Committee, in its sole discretion, awards stock options to company employees, including executives.

How many stock option plans are operational?

The Company has in effect the 1995 Stock Option Plan and the 2005 Stock Option Plan. The 1995 Stock Option Plan expired on December 31, 2004, but outstanding options under this plan remain valid. The 2005 Stock Option Plan went into effect on January 1, 2005 and expires December 31, 2014.

What voting rights does an optionee have?

An optionee has no rights as a stockholder with respect to any shares covered by his or her options until the date a stock certificate is issued to him or her for such shares.

What happens if an optionee terminates employment?

During the life of an optionee, the option is exercisable only by the optionee. Upon termination of employment an optionee has 90 days in which to exercise any options that are vested on the termination date. Any unvested options are cancelled. If an optionee dies, all of his or her options immediately vest and the optionee’s estate has one year in which to exercise the options.

Do the independent directors receive option grants?

Under both the 1995 and 2005 Stock Option Plans, independent directors receive annual non-qualified option grants for 1,000 shares. These options vest at 20% per annum commencing one year from the date of grant and expire ten years from date of grant.

What happens if an independent director resigns from the Board?

If an independent director resigns from the Board, he has one year in which to exercise any option shares that are vested at the resignation date. Any unvested option shares are cancelled.

A full description of both of these Option Plans can be found in the Employee Benefit Plans section of this Proxy.

Submitted by the Stock Option Committee:

Kenneth Avia, Chairman

Frank P. Gallagher

Paul E. Gelbard

STOCK PERFORMANCE GRAPH

AEP’s common stock is traded on The Nasdaq National Market under the symbol “AEPI.”  The graph below provides an indicator of the cumulative total stockholders’ returns for our company as compared with the S&P 500 Stock Index and a Peer Group, consisting of Applied Extrusion Technologies, Inc.; Aptar Group, Inc.; Astronics Corp.; Atlantis Plastics, Inc.; Ball Corp.; Bemis, Inc.; Crown Cork & Seal, Inc.; Dean Foods Co.; Intertape Polymer Group, Inc.; PVC Container Corp.; Pactive Corp.; Peak International, Ltd.; Silgan Holdings, Inc.; Sonoco Products Co.; Spartech Corp.; and West Co. The graph assumes that the value of the investment in our company’s common stock and each index was $100 at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in company common stock, S&P 500 Stock Index and Peer Group Stock. The cumulative total return assumes reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AEP INDUSTRIES INC., THE S&P 500 INDEX
AND A PEER GROUP

*                    $100 invested on 10/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending October 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

STOCK OWNERSHIP

This table shows how many shares of our common stock are owned by directors, named executive officers and owners of 5% of our outstanding common stock as of February 14, 2006, on which date 8,582,168 shares of our common stock were outstanding.

Name of Beneficial Owner(1)	Shares Owned(2)	Right to Acquire(3)	Percent of Class
Kenneth Avia	30,000	10,000	*
J. Brendan Barba (4)(5)	1,261,679	60,000	15.3
Richard E. Davis	0	600	*
Paul M. Feeney (6)(7)	934,112	70,000	11.7
Frank P. Gallagher	1,000	200	*
Paul E. Gelbard	710	10,000	*
Lawrence R. Noll	4,093	2,522	*
Lee C. Stewart	0	9,000	*
John J. Powers (6)(8)	1,023,843	5,850	12.0
David J. Cron	4,031	4,004	*
Paul C. Vegliante (6)(9)	939,156	3,614	11.0
Officers and Directors as a Group (13 persons)	1,511,172	185,852	19.4
Third Point LLC (10)	2,000,000		23.3
360 Madison Avenue, 24th Floor
New York, NY 10019
JMB Capital Partners, L.P. (11)	663,200		7.7
1999 Avenue of the Stars
Suite 2040
Los Angeles, CA 90067

*                    Less than one percent.

1.                 Except as otherwise indicated, the address for each beneficial owner exceeding 5% is 125 Phillips Avenue, South Hackensack, NJ  07606

2.                 These amounts include shares for which the named person has sole voting power or shares such powers with his spouse. They also include shares credited to the named person’s account under our ESOP, in the following amounts:  Mr. Barba:  4,051 shares; Mr. Feeney:  4,051 shares; Mr. Noll:  3,583; Mr. Powers: 4,000 shares; Mr. Cron:  4,031 shares, and Mr. Vegliante:  3,808 shares. All officers and directors as a group:  30,168 shares.

3.                 These amounts reflect shares that could be purchased by exercise of stock options within 60 days after February 14, 2006.

4.                 Excludes 7,446 shares owned by Mr. Barba’s spouse, as to which he disclaims beneficial ownership and 172,463 shares either owned by Mr. Barba’s daughters and sons-in-law or which they have the right to acquire under our Stock Option Plans.

5.                 Includes 900,000 shares of company common stock in four Grantor Retained Annuity Trusts (“GRATs”) three of which were formed in May 2004 and one of which was formed in June 2005. These shares were previously held directly by Mr. Barba.

6.                 Includes 900,000 shares of company common stock in four GRATs  three of which were formed in May  2004 and one of which was formed in June 2005, by Mr. Barba. Mr. Feeney is a trustee of these GRATs. The spouses of Messrs. Powers and Vegliante are trustees and beneficiaries of these GRATs and as such may be considered beneficial owners of these shares. These shares of common stock were previously held directly by Mr. Barba.

7.                 Excludes 5,000 shares owned by Mr. Feeney’s spouse, as to which he disclaims beneficial ownership.

8.                 Includes 28,702 shares held jointly by Mr. Powers and his wife, 43,675 shares held by Mr. Powers’ wife and 30,725 shares held by Mr. Powers’ wife as trustee for his minor children.

9.                 Includes 33,272 shares held jointly by Mr. Vegliante and his wife and 699 shares held by Mr. Vegliante’s wife.

10.          Based upon a report on Schedule 13D filed with the Securities and Exchange Commission on February 14, 2005 in which Third Point, LLC, reported that 2,000,000 shares of our common stock were owned with sole dispositive power, of which 1,339,138 were owned with shared voting power.

11.          Based upon a report on Schedule 13G filed with the Securities and Exchange Commission February 14, 2006, in which JMB Capital Partners, L.P., reported that 663,200 shares of our common stock were owned with sole voting and dispositive power.

EMPLOYEE BENEFIT PLANS

401(k) Savings and Employee Stock Ownership Plan

Who can participate?

All of our employees in the United States, except the union employees of our California plant, who have completed 1,000 hours of service during the plan year and are employed on the last day of the plan year.

When did the plan become effective?

This plan, originally a profit sharing plan, was effective as of November 1, 1973. It was amended on January 1, 1993, to include the 401(k) plan provisions. On January 1, 1996, it was changed to the combined 401(k) Savings and Employee Stock Ownership Plan.

How are contributions made?

Contributions of shares of our common stock are made to the account of each employee participant. We contribute for each participant shares equal to 1% of compensation up to a maximum of $210,000 of the individual’s compensation. We contribute shares equal to 100% of the first 3% and 50% of the following 2% of each participant’s 401(k) contribution with a maximum total annual contribution of 5% of the participant’s annual compensation. In addition, from year to year, we may make discretionary contributions to the plan.

1995 Stock Purchase Plan

Our stockholders approved the 1995 Employee Stock Purchase Plan on April 11, 1995. It became effective July 1, 1995, and expired June 30, 2005. Under the plan 300,000 shares of our common stock was made available for purchase by eligible employees. The plan was intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.

Who participated?

All of our employees were eligible to participate, except those who had less than one year of service or whose routine employment was not more than 20 hours per week or five months per year.

How did the plan operate?

Our eligible employees authorized payroll deductions of up to 7.5% of their earnings over successive six-month offering periods.

How was the price of the stock determined?

The employee’s purchase price of our common stock was 85% of the last sale price per share of our common stock on the Nasdaq on either the first trading day or the last trading day of the six-month offering period, whichever was lower.

How many employees participated in the Stock Purchase Plan?

During the offering period ended December 31, 2004, 127 of our employees participated in the plan. During the offering period ended June 30, 2005, 121 of our employees participated in the plan.

EMPLOYEE BENEFIT PLANS (Continued)

1995 Stock Purchase Plan (Continued)

Did any of the officers participate?

The table below provides information as to our officers who participated in the 1995 Stock Purchase Plan in fiscal 2005.

	Total Number of Shares Acquired	Offering Period Ended December 31, 2004		Offering Period Ended June 30, 2005
Name	Fiscal Year 2005	Number of Shares	Price Per Share	Number of Shares	Price Per Share
John J. Powers	2,720	1,879	$9.18	841	$12.60
Paul C. Vegliante	982	677	$9.18	305	$12.60

How many shares were purchased by participants and at what price during the 2005 fiscal year?

An aggregate of 51,308 shares of our common stock were purchased; 31,925 of which were purchased at $9.18 per share for the offering period ended December 31, 2004, and 19,383 of which were purchased at $12.60 for the offering period ended June 30, 2005.

How many shares have been purchased under the plan since its inception?

From its inception on July 1, 1995 through its expiration on of June 30, 2005, a total of 297,211 shares of our common stock were purchased under the plan.

2005 Stock Purchase Plan

On April 13, 2004, our stockholders approved the 2005 Employee Stock Purchase Plan, which had previously been adopted by our Board of Directors. The 2005 Employee Stock Purchase Plan became effective July 1, 2005. We have reserved 250,000 shares of our common stock for purchase by our eligible employees under this plan. The 2005 Employee Stock Purchase Plan is substantially the same as the 1995 Employee Stock Purchase Plan.

For the offering period ended December 31, 2005, 128 of our employees participated in the Plan. A total of 19,790 shares were purchased under the plan at a price of $15.78 per share.

1995 Stock Option Plan

On April 11, 1995, our stockholders approved our 1995 Stock Option Plan, which had previously been adopted by our Board of Directors. The plan became effective January 1, 1995, and terminated on December 31, 2004, except with respect to outstanding options. Our stockholders approved amendments on April 13, 1999, which had previously been adopted by our Board of Directors. Under the amended plan, 1,000,000 shares of our common stock were reserved for grant to our officers, directors and key employees of our company and its subsidiaries.

This plan was effective until December 31, 2004, at which time 518,267 options were outstanding. The provisions of the plan continue as to the outstanding options issued. No SARs, restricted stock or performance shares were issued under the plan.

At October 31, 2005, 474,835 options were outstanding.

EMPLOYEE BENEFIT PLANS (Continued)

2005 Stock Option Plan

On April 13, 2004, our stockholders approved our 2005 Stock Option Plan, which had previously been adopted by our Board of Directors. The plan became effective January 1, 2005, and terminates on December 31, 2015. Under the plan 1,000,000 shares of our common stock were reserved for grant to officers, directors and key employees of our company and its subsidiaries.

The plan allows:

•       grants of incentive stock options exercisable over a ten year period, which period is shortened to five years for 5% stockholders

•       grants of non-qualified stock options

•       issuance of SARs

•       issuance of restricted stock

•       issuance of performance shares

The plan requires a fixed annual grant of 1,000 non-qualified stock options to our non-employee directors. The options granted to our non-employee directors are exercisable over ten years.

In no event can the option price of options granted under the plan be less than the fair market value on the date of grant (110% for incentive stock options to stockholders owning 5% or more of our outstanding shares).

As of October 31, 2005, 9,000 options had been granted, all of which were outstanding, and 991,000 options were available for grant.

GENERAL

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires our company’s directors and executive officers and persons owning more than 10% of a registered class of our company’s equity securities to file with the SEC reports of ownership and changes in ownership of our company’s common stock and other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to us and written representations from our officers and directors, we believe that our directors, executive officers and greater than 10% beneficial owners have complied with this requirement with the following exceptions:  (1) former director, Matthew Constantino, filed a Form-4 one day late relating to the sale of our stock by Borden to Third Point LLC and (2) Forms 4 relating to the automatic grants of non-qualified stock options to our outside directors, Kenneth Avia, Richard E. Davis, Frank P. Gallagher, Paul E. Gelbard and Lee C. Stewart were all filed 12 days late. All other required SEC filings have been timely.

Other Matters

Our Board of Directors is not aware of any other matters that may be brought before the meeting. If other matters are properly presented for action at the meeting, the persons named in the proxy will vote the shares represented in accordance with their best judgment.

Availability of Form 10-K and Annual Report to Stockholders

SEC rules require us to provide a copy of our Annual Report on Form 10-K to stockholders who receive this Proxy Statement. Our Annual Report furnished to stockholders contains a copy of our Annual Report on Form 10-K including certain exhibits. We will also provide copies of our Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended October 31, 2005 (excluding exhibits or documents incorporated by reference), are available to stockholders (without charge) upon written request to:  Investor Relations, AEP Industries Inc., 125 Phillips Avenue, South Hackensack, NJ  07606

or via the internet at:  http://www.aepinc.com.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in next year’s Proxy Statement must be submitted to us in writing by October 31, 2006. All written proposals should be submitted to: Corporate Secretary, AEP Industries Inc., 125 Phillips Avenue, South Hackensack, NJ  07606

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies. We will bear the costs relating to solicitation of proxies.

By Order of the Board of Directors,

Lawrence R. Noll
Vice President, Controller and Secretary
February 28, 2006

Annex A

AEP INDUSTRIES INC.
Audit Committee Charter

PURPOSE AND AUTHORITY

The audit committee (the “Audit Committee”) is a committee of the Board of Directors (the “Board”) of AEP Industries Inc. (the “Company”). The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities primarily through:

1.                 Monitoring Management’s conduct of the accounting and financial reporting process, including reviewing the financial information which will be provided to the Company’s shareholders, the Securities and Exchange Commission (“SEC”) and others;

2.                 Monitoring the systems of internal accounting and financial controls which Management and the Board have established;

3.                 Monitoring the annual audit and the quarterly reports of the Company’s financial statements and the compliance by the Company with legal and regulatory requirements;

4.                 Monitoring the independence of the Company’s outside auditor and the performance of the Company’s internal and outside auditors;

5.                 Providing an open avenue of communication between the outside auditor and the Board; and

6.                 Carry out such other duties as directed by the Board.

For purposes of this Audit Committee Charter, the term “outside auditor” shall also refer to a “registered public accounting firm” as such term is defined in the Sarbanes-Oxley Act of 2002, as it may be amended from time to time.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members of the Board, who shall serve at the pleasure of the Board. Members of the Audit Committee shall meet the following criteria:

1.                 Each member must: (i) be “independent” within the meaning of NASD Rule 4200, (ii) meet the criteria for independence set forth in the SEC’s Rule 10A-3(b)(1), and (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

2.                 Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

3.                 At least one member of the Audit Committee shall be a “financial expert” as defined by the SEC.

4.                 In accordance with NASD Rule 4350(d)(2)(A), at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication (including without limitation, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities), as the Board interprets such qualification in its business judgment, subject to the Board’s ability to suspend such a requirement for two years in exceptional and limited circumstances pursuant to NASD Rule 4350(d)(2)(B).

5.                 The membership of the Audit Committee shall be determined by the Board.

6.                 The Board may appoint a Chair of the Audit Committee. At all meetings of the Audit Committee the Chair so designated shall preside if present. If the Chair is not designated or if not present, the members of the Audit Committee at such meeting may designate a Chair by majority vote.

RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Audit Committee is expected to:

1.                 Make regular reports to the Board, and periodically, as deemed necessary or desirable by the Audit Committee but at least annually, report Audit Committee actions and recommendations to the Board.

2.                 Annually review, assess the adequacy of, and update, the Audit Committee’s charter, recommend any proposed changes to the Board for approval, and provide that the charter be published in the Company’s proxy statement at least once every three years.

3.                 In its capacity as a committee of the Board, be directly responsible for the appointment, compensation, retention and oversight of any outside auditor to be nominated, review the compensation of the outside auditor, and review and approve the retention or discharge of the outside auditor.

4.                 Confirm and assure the independence of the outside auditor, including a review of the formal written statement of the outside auditor delineating all relationships between the auditor and the Company, and review management consulting services and related fees provided by the outside auditor and its affiliates, consistent with Independence Standards Board Standard No. 1 and actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and recommend that the Board take appropriate action to oversee the independence of the outside auditor.

5.                 Establish pre-approval policies and procedures delegating pre-approval authority for all audit, review or attest engagements and all engagements for permissible non-auditing services, provided such policies and procedures do not include delegation of the Audit Committee’s responsibilities to Management and subject to the rules of the SEC.

6.                 Inquire of Management and the outside auditor about significant financial, environmental, insurance and legal risks or exposures, assess and monitor the effectiveness of the steps management has taken to minimize such risks, and monitor the effectiveness of the control and risk management processes established to monitor those risks.

7.                 Consider the outside auditor’s audit scope and plan, including staffing, locations, reliance upon Management, and internal audit and general audit approach, and periodically evaluate the performance of the outside auditor.

8.                 Consider and review with the outside auditor:

a.                 The adequacy of the Company’s internal controls, including computerized information system controls and security, and

b.                Any related significant findings and recommendations of the outside auditor together with Management’s responses thereto;

c.                 Any significant changes to the Company’s accounting principles and any items required to be communicated by the outside auditor in accordance with SAS 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with Management;

d.                Compliance with Section 10A of the Securities Exchange Act of 1934, as amended, and applicable law or rules of the Nasdaq National Market, including any outside auditor partner rotation required by law, and any items required to be communicated thereunder by the outside auditor.

9.                 Review and discuss at least annually reports from the outside auditor on:

a.                 All critical accounting policies and practices to be used;

b.                All alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with management and ramifications of the use of such alternative disclosures and treatments; and

c.                 Other material written communications between the outside auditor and Management, such Management letters and the Company’s responses to such letters or schedule of unadjusted differences.

10.          Review with Management and the outside auditor the effect of regulatory and accounting standards or rules on the Company’s financial statement including any off-balance sheet arrangements.

11.          Periodically communicate with the outside auditor, in meetings separate from Management, concerning their evaluation of internal controls, the propriety of the Company’s financial statements, the quality of the system of internal accounting control and any other matters deemed necessary to fulfill the Audit Committee’s responsibilities.

12.          Review with Management and the outside auditor at the completion of the annual examination:

a.                 The Company’s annual financial statements and related footnotes;

b.                The outside auditor’s audit of the financial statements and its report thereon;

c.                 Any significant changes required in the outside auditor’s audit plan;

d.                Any serious difficulties or disputes with Management encountered during the course of the audit;

e.                 Any significant financial reporting issues raised by the outside auditor in connection with the preparation of the financial statements;

f.                   Any significant proposed major changes to the Company’s auditing and accounting principles and practices that are brought to its attention by the outside auditor, the internal auditors or Management; and

g.                 Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards.

13.          Review the Company’s Form 10-K and Form 10-Q filings proposed to be made with the SEC and any other documents proposed to be published, such as printed annual reports or the Form 8-K filings, as considered necessary, containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements and determine whether to recommend to the Board that the annual audited financial statements be included in the Company’s Annual Report on Form 10-K. In connection, therewith, the Committee shall review disclosures made to the Committee by the Company’s chief executive officer and chief financial officer during their certification process for the periodic reports filed by the Company with the SEC about any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control function. In fulfilling its responsibilities relating to oversight of such public filings and disclosures, the Audit Committee shall maintain regular and ongoing contact and communicate with the Company’s Disclosure Committee and shall receive notices of, and all minutes from, meetings of the Company’s Disclosure Committee.

14.          Review with the outside auditor the results of its review of the Company’s monitoring compliance with the Company’s Code of Conduct.

15.          Review legal and regulatory matters that may have a material impact on the financial statements, matters related to the Company’s compliance policies, and programs and reports received from regulators; review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company, which review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

16.          Meet, at least annually with the outside auditor, the Chief Financial Officer, a responsible person handling the internal audit function and Management in separate executive sessions to assess the adequacy of the internal control environment, including the infra-structure support necessary to produce the financial statements and to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

17.          Review with counsel, legal matters that are brought to the Audit Committee’s attention and that may have a material impact on the financial statements, the Company’s compliance policies and material reports from inquiries from regulatory bodies.

18.          Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

19.          Prepare any report of the Audit Committee required by SEC rules to be included in the Company’s annual proxy statement.

20.          Perform such other functions or activities as may be consistent with this Charter, the Company’s Certificate of Incorporation or By-laws, and governing law, as the Audit Committee or the Board deems necessary.

21.          Determine appropriate funding, in its capacity as a committee of the Board, for payment of:

a.                 Compensation to any outside auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer;

b.                Compensation to any advisers employed by the Audit Committee; and

c.                 Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

22.          The Audit Committee may develop guidelines and policies for the hiring of former employees of the outside auditor.

POWERS

The Audit Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The Audit Committee shall be empowered to retain, as the Audit Committee deems necessary or appropriate, at Company expense, independent counsel, accountants, or other consultants to assist it in the conduct of any investigation or to carry out its duties. The Company shall provide for appropriate funding as determined by the Audit Committee in accordance with Paragraph 21 of its Responsibilities.

In addition to the power to hire independent counsel, accountants or other consultants, the Audit Committee will have direct unrestricted access to financial, legal and other staff and consultants of the Company and documents.  Such financial, legal and other staff and consultants may assist the Committee in defining its role and responsibilities, consult with Committee members regarding a specific audit or other issues that may arise in the course of the Committee’s duties, and conduct independent investigations, studies or tests. The Audit Committee may ask or require directors, officers, employees, members of Management, or officers or employees of any subsidiary of the Company, or others to attend its meetings or meet with any members of, or consultants to, the Audit Committee, and provide pertinent information as necessary.

The Audit Committee may form and delegate authority to the Chair of the Audit Committee or subcommittees when appropriate.

MEETINGS

The Audit Committee shall meet at least five times per year or more frequently as circumstances require:

a.                 December:  Year end closing meeting to release earnings, discuss any audit adjustments, review accounting issues and any related pronouncements affecting the Company, and discuss recommendations of the outside auditor regarding the control environment.

b.                January:  Review the proposed Form10-K filing with the SEC, disclosures and any material weaknesses as indicated by the outside auditor, and receive and discuss the outside auditor’s required report to the Audit Committee.

c.                 March:  Review proposed Form 10-Q filing for the fiscal quarter ended January 31.

d.                June:  Review proposed Form 10-Q filing for the fiscal quarter ended April 30.

f.                   September:  Review proposed Form 10-Q filing for the fiscal quarter ended July 31, and planning meeting to review the audit plan of the outside auditor for the fiscal year ending October 31.

The foregoing schedule of meetings is subject to change and may be adjusted from time to time as deemed reasonably necessary at the discretion of the Chair of the Audit Committee.

The Audit Committee will be governed by the same rules regarding meetings of the Board (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements that are applicable to the Board.

The Audit Committee may ask or require directors, officers, employees, members of Management, or officers or employees of any subsidiary of the Company, representatives of the outside auditors, or others to attend any of the meetings and provide pertinent information as necessary.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board.

The Chair of the Audit Committee shall develop an agenda for each meeting in consultation with Management, other Audit Committee members and the outside auditor. The agenda should be consistent with this Charter. The Chair will endeavor to provide that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the outside auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Management and the outside auditor or to assure compliance with laws and regulations.

Furthermore, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by the outside auditor. The members of the Committee are not outside or independent auditors and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

Approved by the Audit Committee on January 27, 2006
Adopted by the Board of Directors on January 27, 2006

Annex B

AEP INDUSTRIES INC.
COMPENSATION COMMITTEE CHARTER

Name

There shall be a committee of the Board of Directors (“Board”), which shall be called the Compensation Committee.

Purpose

The Compensation Committee shall (1) report to the Board regarding its responsibilities relating to the compensation of the Company’s corporate executives and (2) produce an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.

Committee Membership and Procedure

The Compensation Committee shall consist of no fewer than four members. Each member of the Compensation Committee shall satisfy the independence requirements of the Nasdaq Stock Market, Inc. and, if deemed appropriate from time to time, meet the definition of “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, and “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986. The Board shall appoint the members of the Compensation Committee annually. The members of the Compensation Committee shall serve until their successors are appointed and qualify. The Board shall designate the chairman of the Compensation Committee. The Board shall have the power at any time to change the membership of the Compensation Committee and to fill vacancies in it, subject to such new member(s) satisfying the above requirements. Except as expressly provided in this Charter or the By-laws of the Company, the Compensation Committee shall fix its own rules of procedure.

Committee Authority and Responsibilities

•       The Compensation Committee shall review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation.

•       In determining the long-term incentive component of CEO compensation, the Compensation Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years.

•       The Compensation Committee shall make recommendations to the Board with respect to the compensation of the Company’s corporate executives and in connection therewith they shall review corporate goals and objectives relative to each executive’s compensation, and evaluate the performance of each executive in light of these goals and objectives, consider compensation of comparable companies for executives performing similar functions and set the respective executives compensation recommended compensation level based on the foregoing.

•       The Compensation Committee shall make recommendations to the Board with respect to incentive compensation plans and equity-based plans.

•       The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

•       The Compensation Committee shall adopt, administer, approve and ratify awards under incentive compensation plans, including amendments to the awards made under any such plans, and review and monitor awards under such plans.

•       The Compensation Committee shall make regular reports to the Board.

•       The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Approved by the Compensation Committee on January 11, 2006
Adopted by the Board of Directors on January 11, 2006

Annex C

AEP INDUSTRIES INC.
NOMINATING COMMITTEE CHARTER

Name

There shall be a committee of the Board of Directors (“Board”) which shall be called the Nominating Committee.

Purpose

The Nominating Committee shall identify individuals qualified to become Board members and recommend that the Board select the director nominees for the next annual meeting of shareholders.

Committee Membership and Procedure

The Nominating Committee shall consist of no fewer than three members. Each member of the Nominating Committee shall satisfy the independence requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”). The Board shall appoint the members of the Nominating Committee. The members of the Nominating Committee shall serve until their successors are appointed and qualify. The Board shall designate the chairman of the Nominating Committee. The Board shall have the power at any time to change the membership of the Nominating Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence requirements established by Nasdaq. Except as expressly provided in this Charter and the By-laws of the Company, the Nominating Committee shall fix its own rules of procedure.

Committee Authority and Responsibilities

•       The Nominating Committee shall develop qualification criteria for Board members and actively seek, interview and screen individuals qualified to become Board members for recommendation to the Board.

•       The Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Nominating Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

•       The Nominating Committee shall make its reports to the Board.

•       The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Approved by the Nominating Committee on December 13, 2005
Adopted by the Board of Directors on January 11, 2006

Annex D

AEP INDUSTRIES INC.
CRESTWOOD INDUSTRIAL PARK
20 ELMWOOD AVENUE
MOUNTAINTOP, PA  18707-2100
1-800-263-2374

Driving Directions to Mountaintop, PA

From Route 80 West:	1.	Take Route 80 West to Exit 262 to Route 309 North
	2.	At second traffic light (approximately 7 miles) make a right onto William O. Sword Drive
	3.	Follow William O. Sword Drive to the stop sign
	4.	AEP (blue building) will be directly in front of you
	5.	Make a right and go to the driveway marked “Front Office”
From Route 81 North:	1.	Take 81 North to Route 80 East to Exit 262 to 309 North
	2.	Follow directions from 309 North above
From Philadelphia:	1.	Take the Pennsylvania Turnpike #476 North to the
Pocono-Route 80 exit
	2.	Take Route 80 West to exit 262 to Route 309 North
	3.	Follow directions from 309 North above
From Route 81 South:	1.	Take Route 81 South to Exit 165 to Route 309 South
	2.	Continue up the mountain
	3.	At the fourth traffic light make a left onto Crestwood Drive
(McDonalds will be on your right)
	4.	Make the first right onto Elmwood Avenue
	5.	AEP is the second plant on the left at the top of the hill
From Wilkes-Barre/
Scranton Airport:	1.	Start out going West on PA-315 towards PA-315 N
	2.	Take the I-81 South ramp
	3.	At exit 165 turn right onto 309 South
	4.	Follow directions from 309 South above

AEP INDUSTRIES INC.

PROXY ANNUAL MEETING OF STOCKHOLDERS – APRIL 11, 2006

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of AEP INDUSTRIES INC., does hereby appoint Paul E. Gelbard and Lawrence R. Noll, or either of them, with full power of substitution, the undersigned’s proxies, to appear and vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, April 11, 2006, at 10:00 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the meeting.

The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side of this card on the matter set forth thereon in accordance with their judgment and on any other matters which may properly come before the meeting.

(Continued on reverse side)

Annual Meeting of Stockholders of

AEP INDUSTRIES INC.

April 11, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

 Please Detach and Mail in the Envelope Provided

The Board of Directors favors a vote “FOR” Item No. 1

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE; PLEASE MARK YOUR VOTE INK BLUE OR BLACK IN AS SHOWN HERE  ☒

1. Election of Class B Directors		Nominees

☐	FOR ALL NOMINEES	☐ Paul M. Feeney

☐ Frank P. Gallagher
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: •

The shares represented by this Proxy will be voted as directed. If no direction is indicated as to Item 1, the shares will be voted in favor of the Item for which no direction is indicated

To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note
that changes to registered name(s) on the account
may not be submitted via this method.

☐

Signature of Stockholder	Date	,	Signature of Stockholder	Date	,

NOTE:

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.